UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 27, 2015

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2015, Valeant Pharmaceuticals International, Inc. will complete the sale of 7,286,432 shares of its common stock, no par value (the “Shares”). The Shares are being registered under the Securities Act of 1933 pursuant to a registration statement on Form S-3 (File No. 333-189192) that was filed with the Securities and Exchange Commission on June 10, 2013.

A copy of the legal opinion of Farris, Vaughan, Wills & Murphy LLP, relating to the validity of the Shares is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Farris, Vaughan, Wills & Murphy LLP

23.1	Consent of Farris, Vaughan, Wills & Murphy LLP (included in Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

Date: March 27, 2015

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Farris, Vaughan, Wills & Murphy LLP

23.1	Consent of Farris, Vaughan, Wills & Murphy LLP (included in Exhibit 5.1)